UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number
 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 818-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS

Item 8.01.	Other Events.

On July 30, 2020, FedEx Corporation (the “Company”) and the Company’s wholly owned subsidiary, Federal Express Corporation, entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the issuance and sale, through a newly formed pass through trust, of pass through trust certificates.

A copy of the consent letters of mba Aviation, Aircraft Information Services, Inc. and Avitas, Inc., independent appraisal and consulting firms, are attached hereto as Exhibit 23.1, 23.2 and 23.3, respectively.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
*1.1	Underwriting Agreement, dated as of July 30, 2020, by and among FedEx Corporation, Federal Express Corporation and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, as representatives of the Underwriters.

23.1	Consent of mba Aviation.

23.2	Consent of Aircraft Information Services, Inc.

23.3	Consent of Avitas, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. The Company will furnish supplementally copies of such attachments to the Securities and Exchange Commission or its staff upon request.

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	August 4, 2020	By:	/s/ Herbert C. Nappier
Herbert C. Nappier Executive Vice President, Treasurer, Tax & Corporate Development